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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 8, 2001
(Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

6110 El Tordo
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)(Zip Code)

(760) 918-2469
(Registrant's Telephone Number, including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    Item 7(b) of the Current Report on Form 8-K filed by First Community Bancorp on October 19, 2001 is hereby amended and restated in its entirety as follows and Exhibit 99.4 thereto is hearby amended and restated in its entirety as set forth on Exhibit 99.1 hereto.

    (b) The pro forma financial information required to be filed by this item is incorporated herein in its entirety by this reference to Exhibit 99.1 hereto.

    (c) Exhibits

    The following exhibits are filed with this Current Report on Form 8-K or incorporated by reference:

Exhibit Number	Description
99.1	Pro Forma combined condensed balance sheets at June 30, 2001 and December 31, 2000 and pro forma combined condensed income statements for the six months ended June 30, 2001 and the year ended December 31, 2000.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 23, 2001

FIRST COMMUNITY BANCORP
	By:	/s/ ARNOLD C. HAHN Name: Arnold C. Hahn Title: Chief Financial Officer

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FORM 8-K/A
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE